MODIFICATION AGREEMENT


         BY THIS MODIFICATION AGREEMENT (the "Agreement"), made and entered into as of the 30th day of March, 1998, BANK ONE, ARIZONA, NA, a national banking association, as administrative agent for the Banks (as hereinafter defined) (the "Administrative Agent"), and MICROCHIP TECHNOLOGY INCORPORATED, a Delaware corporation (the "Borrower"), in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby confirm and agree as follows:

                                    RECITALS:
                                    ---------

         A. Borrower, the Administrative Agent, The First National Bank of Chicago, a national banking association, as Documentation Agent and the "Banks" named therein entered into that Credit Agreement dated October 28, 1997 (the "Credit Agreement") to provide financial accommodations to the Borrower as provided therein.

         B. Borrower and the Administrative Agent, with the consent of the Banks, desire to modify the Credit Agreement as set forth herein.

         C. All undefined capitalized terms used herein shall have the meaning given them in the Credit Agreement.

                                   AGREEMENT:
                                   ----------

SECTION 1.  ACCURACY OF RECITALS.
            --------------------

         Borrower acknowledges the accuracy of the Recitals.

SECTION 2.  MODIFICATION OF CREDIT AGREEMENT.
            --------------------------------

         2.1 Section 6.9 of the Credit Agreement is hereby amended to read as follows:

                  SECTION 6.9 Debt/EBITDA  Ratio. At any time,  permit the ratio of (i) the sum of its Consolidated Debt plus its Convertible Subordinated Indebtedness, less its accruals and accounts payables and deferred income, to (ii) its Cash Flow to be greater than 0.8 to 1.0.

         2.2 Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower herein is materially incomplete, incorrect, or misleading as of the date hereof.

         2.3 Each reference in the Loan Documents to any of the Loan Documents is hereby amended to be a reference to such document as modified herein.

SECTION 3.  RATIFICATION OF LOAN DOCUMENTS.
            ------------------------------

         The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein.

SECTION 4.  BORROWER REPRESENTATIONS AND WARRANTIES.
            ---------------------------------------

         Borrower represents and warrants to the Banks:

         4.1 No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

         4.2 There has been no material adverse change taken as a whole, in the financial condition of Borrower or any other person whose financial statement has been delivered to the Administrative Agent in connection with the Loans from the most recent financial statement received by the Administrative Agent.

         4.3 Each and all representations and warranties of Borrower in the Loan Documents are accurate in all material respects on the date hereof.

         4.4. Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loans or the Loan Documents as modified herein.

         4.5 The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

SECTION 5.  BORROWER COVENANTS.
            ------------------

         Borrower covenants with the Banks:

         5.1 Borrower shall execute, deliver, and provide to the Administrative Agent such additional agreements, documents, and instruments as reasonably required by the Banks to effectuate the intent of this Agreement.

         5.2 Borrower fully, finally, and absolutely and forever releases and discharges the Banks and the Administrative Agent and their present and former directors, shareholders, officers, employees, agents, representatives, successors and assigns, and their separate and respective heirs, personal representatives, successors and assigns, from any and all actions, causes of action, claims, debts, damages, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower, whether now known or unknown to Borrower, and whether contingent or matured, (i) in respect of the Loans, the Loan Documents, or the actions or omissions of the Banks and the Administrative Agent in respect of the Loans or the Loan Documents and (ii) arising from events occurring prior to the date of this Agreement.

SECTION 6.  CONDITIONS PRECEDENT.
            --------------------

         The  agreements  of the  Banks  and the  Administrative  Agent  and the
modifications contained herein shall not be binding upon the Banks until the Banks have executed and delivered consents to this Agreement and the Administrative Agent has received, at Borrower's expense, all of the following, all of which shall be in form and content satisfactory to the Administrative Agent and shall be subject to approval by Administrative Agent:

         6.1 An original of this Agreement fully executed by the Borrower.

         6.2 Such resolutions or authorizations and such other documents as the Administrative Agent may require relating to the existence and good standing of the Borrower, and the authority of any person executing this Agreement or other documents on behalf of the Borrower.

         6.3 Payment of all the internal and external costs and expenses incurred by the Administrative Agent in connection with this Agreement (including, without limitation, inside and outside attorneys, expenses, and fees).

SECTION 7.  INTEGRATION,  ENTIRE AGREEMENT,  CHANGE, DISCHARGE,  TERMINATION, OR
            --------------------------------------------------------------------
            WAIVER.
            ------

         The Loan Documents as modified herein contain the complete understanding and agreement of Borrower and the Banks in respect of the Loans and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.

SECTION 8.  BINDING EFFECT.
            --------------

         The Loan Documents as modified herein shall be binding upon and shall inure to the benefit of Borrower and the Banks and their successors and assigns and the executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries of Borrower, provided, however, Borrower may not assign any of its right or delegate any of its obligation under the Loan Documents and any purported assignment or delegation shall be void.

SECTION 9.  CHOICE OF LAW.
            -------------

         This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflicts of law principles.

SECTION 10.  COUNTERPART EXECUTION.
             ---------------------

         This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

         DATED as of the date first above stated.

                                        MICROCHIP TECHNOLOGY INCORPORATED,
                                        a Delaware corporation



                                        By: /s/ Gordon Parnell
                                           -------------------------------------
                                        Name: Gordon Parnell
                                             -----------------------------------
                                        Title: VP Controller & Treasurer
                                              ----------------------------------

                                                                        BORROWER


                                        BANK ONE, ARIZONA, NA, a national
                                        banking association



                                        By: /s/ Steve Reinhart
                                           -------------------------------------
                                        Name: Steve Reinhart
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------

                                                            ADMINISTRATIVE AGENT

                              CONSENT OF THE BANKS


         Re:      Microchip Technology Incorporated

         The following:

                  (a) is a Bank named in that Credit Agreement dated October 28, 1997 between Microchip Technology Incorporated, a Delaware corporation (the
"Borrower"), Bank One, Arizona, NA, a national banking association, as administrative agent for the Banks (the "Administrative Agent"), The First National Bank of Chicago, a national banking association, as Documentation Agent, and the Banks; and

                  (b) consents to that Modification Agreement dated March 30, 1998 entered into between the Borrower and the Administrative Agent.


                                        THE FIRST NATIONAL BANK OF CHICAGO, a
                                        national banking association



                                        By: /s/ Mark A. Isley
                                           -------------------------------------
                                        Name: Mark A. Isley
                                             -----------------------------------
                                        Title: First Vice President
                                              ----------------------------------

                                                "Documentation Agent" and "Bank"

                              CONSENT OF THE BANKS


         Re:      Microchip Technology Incorporated

         The following:

                  (a) is a Bank named in that Credit Agreement dated October 28, 1997 between Microchip Technology Incorporated, a Delaware corporation (the
"Borrower"), Bank One, Arizona, NA, a national banking association, as administrative agent for the Banks (the "Administrative Agent"), The First National Bank of Chicago, a national banking association, as Documentation Agent, and the Banks; and

                  (b) consents to that Modification Agreement dated March 30, 1998 entered into between the Borrower and the Administrative Agent.


                                        THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                        San Francisco Agency



                                        By: /s/ Haruhiko Masuda
                                           -------------------------------------
                                        Name: Haruhiko Masuda
                                             -----------------------------------
                                        Title: Deputy General Manager
                                              ----------------------------------

                                                                          "Bank"

                              CONSENT OF THE BANKS


         Re:      Microchip Technology Incorporated

         The following:

                  (a) is a Bank named in that Credit Agreement dated October 28, 1997 between Microchip Technology Incorporated, a Delaware corporation (the
"Borrower"), Bank One, Arizona, NA, a national banking association, as administrative agent for the Banks (the "Administrative Agent"), The First National Bank of Chicago, a national banking association, as Documentation Agent, and the Banks; and

                  (b) consents to that Modification Agreement dated March 30, 1998 entered into between the Borrower and the Administrative Agent.


                                        NORWEST BANK ARIZONA, N.A.



                                        By: /s/ Mae G. DelaBarre
                                           -------------------------------------
                                        Name: Mae G. DelaBarre
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------

                                                                          "Bank"

                              CONSENT OF THE BANKS


         Re:      Microchip Technology Incorporated

         The following:

                  (a) is a Bank named in that Credit Agreement dated October 28, 1997 between Microchip Technology Incorporated, a Delaware corporation (the
"Borrower"), Bank One, Arizona, NA, a national banking association, as administrative agent for the Banks (the "Administrative Agent"), The First National Bank of Chicago, a national banking association, as Documentation Agent, and the Banks; and

                  (b) consents to that Modification Agreement dated March 30, 1998 entered into between the Borrower and the Administrative Agent.


                                        WELLS FARGO BANK, N.A.



                                        By: /s/ Stephanie Arnold
                                           -------------------------------------
                                        Name: Stephanie Arnold
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------

                                                                          "Bank"
                                      -4-